UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023

Hayward Holdings, Inc.

Commission File Number: 001-40208

Delaware (State or other jurisdiction of incorporation)	82-2060643 (IRS Employer Identification No.)

1415 Vantage Park Drive Suite 400 Charlotte, NC (Address of principal executive offices)	28203 (Zip Code)

(908) 351-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HAYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On May 8, 2023, Hayward Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, Goldman Sachs & Co. LLC as the underwriter (the “Underwriter”) and the selling stockholders listed on Schedule B thereto (the “Selling Stockholders”), relating to the underwritten offering of 21,000,000 shares (the “Shares”), including the Underwriter’s 30-day option to purchase up to an additional 3,150,000 shares of the Company's common stock, par value $0.001 per share, from the Selling Stockholders, (the “Offering”). All of the Shares are being sold by the Selling Stockholders. The Underwriter has agreed to purchase the Shares from the Selling Stockholders pursuant to the Underwriting Agreement at a price of $11.75 per share. The Company did not receive any proceeds from the sale of Shares by the Selling Stockholders, nor did the Company purchase any Shares from the Selling Stockholders.

The Offering is being made only by means of a prospectus. An automatic shelf registration statement (including a prospectus) relating to the Offering was filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2022 and became effective upon filing (File No. 333-264617) (the “Registration Statement”). A prospectus supplement relating to the Offering was filed with the SEC on May 8, 2023. The closing of the Offering is expected to take place on or about May 10, 2023 subject to the satisfaction of customary closing conditions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 8, 2023, by and among the Company, the Underwriter and the Selling Stockholders.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2023	Hayward Holdings, Inc.

	By:	/s/ Eifion Jones
Senior Vice President and Chief Financial Officer